UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): June 7, 2005

PINNACLE SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

California	000-24784	94-3003809
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

280 North Bernardo Avenue

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 526-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

We are filing this Current Report on Form 8-K to amend our Consolidated Financial Statements for the years ended June 30, 2004, 2003 and 2002, to reflect the reclassifications to discontinued operations and to modify the related disclosures in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets.” During the second quarter of 2005, we entered into an agreement to sell our Hamburg, Germany-based Steinberg Media Technologies GmbH (“Steinberg”) to Yamaha Corporation for $28.5 million in cash. This sale was completed on January 21, 2005, as previously announced by Pinnacle Systems, Inc. (“Pinnacle”) in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on January 27, 2005. We filed a Current Report on Form 8-K on April 20, 2005 revising our consolidated financial statements for each of the three years in the period ended June 30, 2004 to reflect the reclassification of Steinberg from continuing operations to discontinued operations. On February 4, 2005, Pinnacle sold the assets of its Lowell, Massachusetts-based Team Sports division (“Sports”) operations to XOS Technologies, Inc. for $12.0 million in cash, as previously announced by Pinnacle in a current report on Form 8-K filed with the SEC on February 9, 2005. This Current Report on Form 8-K is being filed to additionally revise our consolidated financial statements for each of the three years in the period ended June 30, 2004 to reflect the reclassification of Sports from continuing operations to discontinued operations.

The SEC requires the same classification for discontinued operations as is required by SFAS No. 144 when a registrant incorporates by reference financial statements into subsequent SEC filings, such as registration, proxy or information statement (or amends a previously filed registration, proxy or information statement), such as a joint proxy statement/prospectus filed with the SEC in connection with a merger. Accordingly, we are filing this Form 8-K to revise our consolidated financial statements for each of the three years in the period ended June 30, 2004, solely to reflect the reclassification of Sports in addition to Steinberg from continuing operations to discontinued operations. This reclassification has no effect on our reported net income (loss) for any reporting period. We are presenting the following information in this Form 8-K:

•	Selected Financial Data;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•	Financial Statements and Supplementary Data;

•	Audited Consolidated Financial Statements; and

•	Schedule II—Consolidated Valuation and Qualifying Accounts

This Form 8-K does not reflect events occurring after the filing of the Form 10-K for the year ended June 30, 2004, originally filed with the SEC on September 10, 2004, and does not modify or update the disclosures therein in any way, other than as required to reflect the changes in discontinued operations for Steinberg and Sports as described above. In particular, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations, other than as required to reflect the changes in discontinued operations. Significant developments with respect to those disclosures are described in our filings on Form 10-Q.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

On March 21, 2005, Pinnacle announced that it has entered into a definitive agreement with Avid Technology, Inc. (“Avid”) which provides for Avid to acquire Pinnacle in a merger transaction whereby Pinnacle shareholders would receive 0.0869 shares of Avid stock and $1.00 in cash for each Pinnacle share. On April 29, 2005, Avid filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-124475), containing a preliminary Joint Proxy Statement/Prospectus. Avid and Pinnacle plan to file with the SEC and mail to their respective stockholders a definitive Joint Proxy Statement/Prospectus in connection with the proposed transaction. The Registration Statement and the definitive Joint Proxy Statement/Prospectus will contain

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important information about Avid, Pinnacle, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the definitive Joint Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC by Avid and Pinnacle through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the definitive Joint Proxy Statement/Prospectus (when available) and other documents filed with the SEC from Avid by contacting Dean Ridlon, Investor Relations Director for Avid at telephone number 978.640.5309, or from Pinnacle by contacting Deborah B. Demer of Demer IR Counsel, Inc. at telephone number 925.938.2678, extension 224.

Avid and Pinnacle, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Avid’s directors and executive officers is contained in Avid’s Form 10-K for the year ended December 31, 2004, as amended, which is filed with the SEC and available free of charge as indicated above. Information regarding Pinnacle’s directors and executive officers is contained in Pinnacle’s Form 10-K for the year ended June 30, 2004 and its proxy statement dated September 30, 2004, which are filed with the SEC and available free of charge as indicated above. The interests of Pinnacle’s directors and executive officers in the solicitations include severance payments, retention payments, acceleration of options and other potential benefits for certain executive officers and directors of Pinnacle that may be paid under pre-existing agreements, programs and stock option plans. The interests of Avid and Pinnacle’s directors and executive officers with respect to the proposed merger will be more specifically set forth in the Registration Statement and the definitive Joint Proxy Statement/Prospectus filed with the SEC, which will be available free of charge as indicated above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

23.1	Report and Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE SYSTEMS, INC.

By:	/S/ SCOTT E. MARTIN
Scott E. Martin Senior Vice President, Human Resources and Legal

Date: June 7, 2005

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